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                                                                 Exhibit 10.1


                       SEVENTH LOAN MODIFICATION AGREEMENT

      This Seventh Loan Modification Agreement is entered into as of June 28, 1999, by and between LIGHTBRIDGE, INC., a Delaware corporation, with its principal place of business at 67 South Bedford Street, Burlington, Massachusetts 01803 (the "Borrower") and SILICON VALLEY BANK, a California-chartered bank ("Bank"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street, Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of June 18, 1996, evidenced by, among other documents, (i) an Amended and Restated Promissory Note dated June 18, 1996 in the original principal amount of Four Million Dollars ($4,000,000.00) (the "Working Capital Note" or "Working Capital Line"), and (ii) a Promissory Note dated June 18, 1996 in the original principal amount of Two Million Dollars ($2,000,000.00) (the "Equipment Note" or "Equipment Line") (hereinafter, individually and collectively, the "Notes"). The Notes are governed by the terms and conditions of a certain Amended and Restated Credit Agreement dated June 18, 1996 between Borrower and Bank, as amended by certain Loan Modification Agreements dated as of August 19, 1996, December 12, 1996,
March 5, 1997, June 5, 1997, October 15, 1997, and June 26, 1998 (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Indebtedness".

2. DESCRIPTION OF COLLATERAL. Repayment of the Indebtedness is secured by the Collateral as described in the Loan Agreement, which includes certain Collateral defined in (i) a Security Agreement dated April 1, 1992 by Borrower in favor of Bank, as amended by a First Amendment to Security agreement dated October 5, 1994, and (ii) a Collateral Assignment of Trademarks dated as of October 5, 1994 (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3.    DESCRIPTION OF CHANGE IN TERMS.

      A.   MODIFICATION(S) TO WORKING CAPITAL NOTE.

           1. The maximum principal amount of the Working Capital Note is hereby increased from Four Million Dollars ($4,000,000.00) to Five Million Dollars ($5,000,000.00).

      B.   MODIFICATION(S) TO LOAN AGREEMENT.

           1. The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                      " "Revolving Maturity Date" means June 4, 1999."

                 and inserting in lieu thereof the following:

                      " "Revolving Maturity Date" means June 27, 2000."



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           2.    The Loan Agreement shall be amended by deleting the following definition appearing in Section 1.1 thereof:

                      " "Committed Revolving Line" means Four Million Dollars ($4,000,000.00)."

                 and inserting in lieu thereof the following:

                      " "Committed Revolving Line" means Five Million Dollars ($5,000,000.00)."

           3. The Loan Agreement shall be amended by deleting the first paragraph only of Section 2.1.2 thereof entitled "Letters of Credit" reading as follows with the remaining paragraphs of
                 Section 2.1.2 unaffected hereby:

                 "Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of Borrower in an aggregate face amount not to exceed (i) the lesser of Four Million Dollars ($4,000,000.00) or the Borrowing Base minus (ii) the then outstanding principal balance of the Committed Revolving Line; PROVIDED that the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) shall not in any case exceed One Million Two Hundred Fifty
                 Thousand and 00/100 Dollars ($1,250,000.00). Each such
                 Letter of Credit shall have an expiry date no later than one hundred eighty (180) days after the Maturity Date of the Working Capital Line of Credit Note provided that Borrower's Letter of Credit reimbursement obligation shall be secured by cash on terms acceptable to Bank at any time after the Maturity Date if the term of the Agreement is not extended by Bank. All such Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of application and Letter of Credit Agreement."

                 and inserting in lieu thereof the following:

                 "Subject to the terms and conditions of this Agreement, Bank agrees to issue or cause to be issued Letters of Credit for the account of Borrower in an aggregate outstanding face amount not to exceed (i) the lesser of the Committed Revolving Line or the Borrowing Base, minus (ii) the then outstanding principal balance of the Committed Revolving Line; PROVIDED that the face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) shall not in any case exceed One Million Two Hundred Fifty Thousand Dollars and 00/100 ($1,250,000.00). Each Letter of Credit shall have an expiry date no later than one hundred eighty (180) days after the Revolving Maturity Date (with the exception of the Letter of Credit issued by the Bank in favor of SUMITOMO LIFE REALTY (N.Y.) INC. in the original face amount of $1,000,000.00 with a present expiry date of March 14, 2000 which Letter of Credit may extend no later than two hundred eighty days (280) days after the Revolving Maturity Date) provided in that Borrower's Letter of Credit reimbursement obligation shall be secured by cash on terms acceptable to Bank at any time after the Maturity Date if the term of this Agreement is not extended by Bank. All such Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard Application and Letter of Credit Agreement."


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           4.    The Loan Agreement shall be amended by deleting in its
                 entirety the following text of the fourth paragraph of
                 Section 6.3 entitled "Financial Statements, Reports, Certificates."

                 "Bank shall have a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than every twelve (12) months unless an Event of Default has occurred and is continuing."

                 and inserting in lieu thereof the following:

                 "Bank shall have a right from time to time hereafter to audit Borrower's Accounts at Borrower's expense, provided that such audits will be conducted no more often than every twelve (12) months unless an Event of Default has occurred and is continuing. Notwithstanding the foregoing, the Borrower's initial Advance under the Committed Revolving Line shall be conditioned upon completion by the Bank of an audit satisfactory to the Bank in its sole discretion."

           5. The Borrowing Base Certificate appearing as EXHIBIT B to the Loan Agreement is hereby replaced with the Borrowing Base Certificate attached as EXHIBIT A hereto.

4. FEE. Borrower shall pay to Bank a modification fee equal to Twelve Thousand Five Hundred and 00/100 Dollars ($12,500.00), which fee shall be due on the date hereof and which shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the Indebtedness secured thereby includes, without limitation, the Indebtedness.

7. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

8. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement.

9. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out


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of or by reason of this Loan Modification Agreement, provided, however, that if for any reason Bank cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

10. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).

      This Loan Modification Agreement is executed as of the date first written above.

                                  ("BORROWER")

                                  LIGHTBRIDGE, INC.

                                  By:       /s/ Joseph S. Tibbetts, Jr.
                                         ---------------------------------
                                  Name:       Joseph S. Tibbetts, Jr.
                                         ---------------------------------
                                  Title:          Sr. VP & CFO
                                         ---------------------------------


                                  ("BANK")

                                  SILICON VALLEY BANK, doing business as
                                  SILICON VALLEY EAST

                                  By:           /s/ Pamela Aldsworth
                                         ---------------------------------
                                  Name:           Pamela Aldsworth
                                         ---------------------------------
                                  Title:                SVP
                                         ---------------------------------


                                  SILICON VALLEY BANK

                                  By:         /s/ Michelle D. Giannini
                                         ---------------------------------
                                  Name:         Michelle D. Giannini
                                         ---------------------------------
                                  Title:      Assistant Vice President
                                         ---------------------------------
                                         (signed in Santa Clara County,
                                          California)


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